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                                                               Exhibit (8)(b)(4)



                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

                                      AMONG

                            THE ALGER AMERICAN FUND,
                       FRED ALGER & COMPANY, INCORPORATED,
                         NATIONAL LIFE INSURANCE COMPANY
             (AS SUCCESSOR TO VERMONT LIFE INSURANCE COMPANY), AND
                     LIFE INSURANCE COMPANY OF THE SOUTHWEST


THIS AMENDMENT NO. 3 to the Participation Agreement dated January 31, 1995, as amended by updating Schedule A as of April 25, 1997 and Amendment No. 2 dated November 18, 1998 (the "Participation Agreement") by and among The Alger American Fund (the "Trust"), Fred Alger & Company, Incorporated (the "Distributor"), National Life Insurance Company, and, by this Amendment No. 3 the Life Insurance Company of the Southwest ("LSW") is made and entered into this ____ day of _______, 1999.

By executing this Amendment No. 3, Schedule A, which was amended April 25, 1997 and November 18, 1998, is hereby further amended to read as follows:

       -NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (VARITRAK, SENTINEL ESTATE
        PROVIDER AND SENTINEL BENEFIT PROVIDER)
       -NATIONAL VARIABLE ANNUITY ACCOUNT II (SENTINEL ADVANTAGE)
       -LSW VARIABLE ANNUITY ACCOUNT I (RETIREMAX)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be affixed hereto as of the date specified below.

                                      FRED ALGER & COMPANY, INCORPORATED


                                      by
                                        -----------------------------
                                      Name:
                                      Title:

                                      THE ALGER AMERICAN FUND


                                      by
                                        -----------------------------
                                      Name:
                                      Title:

                                      NATIONAL LIFE INSURANCE COMPANY


                                      by
                                        -----------------------------
                                       Name:
                                       Title:


                                      LIFE INSURANCE COMPANY OF THE SOUTHWEST
                                      by: NATIONAL LIFE INSURANCE COMPANY



                                      by
                                        -----------------------------
                                       Name:
                                       Title: